UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): June 3, 2008

TRIANGLE PETROLEUM CORPORATION
(Exact name of registrant as specified in charter)

Nevada	000-51321	98-0430762
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 1250, 521-3rd Avenue SW Calgary, Alberta, Canada	T2P 3T3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (403) 262-4471

Copies to:
Gregory Sichenzia, Esq.
Thomas A. Rose, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Material Definitive Agreement; and
ITEM 3.02 Unregistered Sales of Equity Securities

On June 3, 2008, Triangle Petroleum Corporation (the “Company”), sold an aggregate of 18,257,500 units (“Units”) to 31 accredited investors for aggregate proceeds of $25,560,500. Each Unit consists of one share of common stock of the Company (the “Shares”) and one-half of a warrant (the “Warrants”), each whole Warrant entitling the holder to purchase one Share exercisable at a price of $2.25 for a period of two years (the “Warrant Shares”). The Units were issued in a private placement transaction pursuant to Section 4(2) under the Securities Act of 1933. Pursuant to the terms of sale, the Company agreed to cause a resale registration statement covering the Warrant Shares to be declared effective no later than 150 days after the closing. If the Company fails to comply with the registration statement effective date requirement, it will be required to pay the investors a fee equal to 1% of the aggregate amount invested by the purchasers per each 30 day period of delay, not to exceed 5%. In addition, the Company agreed to have its common stock listed for trading on the Toronto Stock Exchange (“TSE”) no later than December 31, 2008. If the Company fails to comply with the TSE listing requirement, it will be required to pay the investors a fee equal to 2% of the aggregate amount invested by the purchasers per each 30 day period of delay, not to exceed 10%.

The Company paid the placement agent of the offering a cash fee of 7.0% of the proceeds of the offering.

A copy of the press releases that discusses these matters are filed as Exhibits 99.1 and 99.2 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Subscription Agreement
10.2	Form of Warrant
10.3	Registration Rights Agreement, dated as of June 3, 2008, by and between Triangle Petroleum Corporation and
99.1	Press Release, dated May 30, 2008, issued by Triangle Petroleum Corporation
99.2	Press Release, dated June 4, 2008, issued by Triangle Petroleum Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIANGLE PETROLEUM CORPORATION

Dated: June 4, 2008	By:	/s/ MARK GUSTAFSON
	Name:	Mark Gustafson
	Title:	Chief Executive Officer